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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 15, 2002

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


             KENTUCKY                                            61-0985936
  (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                           Identification No.)



                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
              (c)      Exhibits

                       99.1 July 15, 2002 Press Release

Item 9.  REGULATION FD DISCLOSURE

         On July 15, 2002, NS Group, Inc. issued a news release concerning a conference call to be held on July 19, 2002. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. NS GROUP, INC.

Date: July 15, 2002                           By:  /s/ Thomas J. Depenbrock
                                                  -------------------------
                                              Thomas J. Depenbrock
                                              Vice President, Treasurer and
                                              Chief Financial Officer




                                  EXHIBIT INDEX



No.        Exhibit
---        -------
99.1      July 15, 2002 Press Release